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                                                                   EXHIBIT 10.19


                              TRADEMARK ASSIGNMENT

                  Whereas, Anchor Glass Container Corporation, a Delaware corporation, having an office at 1 Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634 (herein "ASSIGNOR"), is the owner of all worldwide common law and registered right, title and interest in and to the following trademarks and the United States applications and registrations herein identified (said marks and registrations hereinafter collectively referred to as "THE MARKS"):


      Trademark Registration          Registration No.           Int'l. Class
      ----------------------          ----------------           ------------
      STELLAR                            1,953,772                    21
      Cornucopia Design                  1,265,032                    21
      GOLDEN HARVEST and                 1,300,589                    21
         Cornucopia Design
      Anchor Design                      1,320,769                    21
      LINELITES                          1,929,484                    21

      Trademark Application           Serial No.                 Int'l. Class
      ---------------------           ----------                 ------------

      LASTING IMPRESSIONS             75/037,786                      42
      SPLASH                          75/088,093                      21
      COUNTRY WICKS                   (filed 12/31/96)                 4


                  Whereas, Anchor Glass Acquisition Corporation, a Delaware corporation (herein "ASSIGNEE"), is desirous of acquiring all worldwide right, title and interest in THE MARKS and the goodwill associated therewith.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in accordance with its obligations under the Asset Purchase Agreement dated December 18, 1996, to which the ASSIGNOR and Consumers Packaging, Inc. (which assigned all of its rights and obligations under the Asset Purchase Agreement to ASSIGNEE), and Owens-Brockway Glass Container Inc. are parties, and the understanding underlying said Agreement, said ASSIGNOR does hereby assign unto said ASSIGNEE all worldwide right, title and interest in and to THE MARKS together with the goodwill of the business symbolized by THE MARKS.
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                                            ANCHOR GLASS CONTAINER CORPORATION


                                            By  /s/ Mark A. Kirk

                                            Title  Senior Vice President

                                            Date  February 5, 1997


State of New York                           :
                                            :   ss:
County of New York                          :

               Before me, a Notary Public in and for the said County and State, personally appeared Mark A. Kirk, who acknowledged that he/she is the person who executed the foregoing Assignment and acknowledged it to be his/her free and voluntary act and deed.

               Witness my hand and notarial seal this 4th day of February 1997.


                                                 /s/  Beth A. Shindler
                                                 ------------------------------
                                                      Notary Public


(NOTARY SEAL)

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